UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2016

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 29, 2016, Hovnanian Enterprises, Inc. (the “Company”) and K. Hovnanian Enterprises, Inc., the Company’s wholly-owned subsidiary (“K. Hovnanian”), entered into certain financing commitments (the “financings”) described below. The proceeds from the Term Loans (defined below) and the New Second Lien Notes (as defined below) will be used to fund the Tender Offer (defined below) and to repurchase or otherwise retire K. Hovnanian’s indebtedness. The closing of the financings is expected to occur on the date of the closing of the Tender Offer. A copy of the press release announcing the financings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Term Loan Facility

On July 29, 2016, the Company, K. Hovnanian and the subsidiary guarantors named therein entered into a Credit Agreement (the “Credit Agreement”), with Wilmington Trust, National Association, as administrative agent (the “Administrative Agent”), and affiliates of a certain investment manager (collectively, the “Investor”), providing for a new $75,000,000 senior secured term loan facility (the “Term Loan Facility”), to be borrowed by K. Hovnanian and guaranteed by the Company and substantially all of its subsidiaries, other than K. Hovnanian, its home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures, subsidiaries holding interests in joint ventures and its foreign subsidiary (collectively, the “Guarantors”). The Term Loan Facility and the guarantees thereof will be secured by substantially all of the assets owned by K. Hovnanian and the Guarantors, subject to permitted liens and certain exceptions, on a super priority basis relative to K. Hovnanian’s existing 7.25% Senior Secured First Lien Notes due 2020 (the “7.25% Notes”), the New Second Lien Notes (as defined below) and K. Hovnanian’s existing 9.125% Senior Secured Second Lien Notes due 2020 (the “Existing Second Lien Notes”). The terms and covenants of the Term Loan Facility are effective as of its date. However, the obligations of the Investor to make loans under the Credit Agreement on the closing date are subject to the satisfaction of certain terms and conditions precedent set forth therein, including requiring K. Hovnanian to use the net cash proceeds from the Term Loan Facility and the Second Lien Notes in excess of the aggregate amount of funds needed to consummate the Tender Offer and Consent Solicitation described in Item 8.01 below to repurchase or otherwise retire, discharge or defease K. Hovnanian’s debt securities with maturities in 2017 or, as agreed between the Investor and K. Hovnanian, its other indebtedness.

Loans made under the Term Loan Facility (“Term Loans”) will bear interest at a rate equal to LIBOR plus an applicable margin of 7.00% or, at K. Hovnanian’s option, a base rate plus an applicable margin of 6.00%, and interest will be payable monthly. The Term Loan Facility will mature on August 1, 2019, provided that if any of K. Hovnanian’s 7.000% Senior Notes due 2019 (the “7.000% Notes”) remain outstanding on October 15, 2018, the maturity date of the Term Loan Facility will be October 15, 2018, or if any refinancing indebtedness with respect to the 7.000% Notes has a maturity date prior to January 15, 2021, the maturity date of the Term Loan Facility will be October 15, 2018.

The Credit Agreement contains representations and warranties and affirmative and restrictive covenants that limit among other things, and in each case subject to certain exceptions, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness (including a requirement that any new or refinancing indebtedness is scheduled to mature no earlier than January 15, 2021), pay dividends and make distributions on common and preferred stock, repurchase subordinated indebtedness and common and preferred stock, make other restricted payments, including investments, sell certain assets (including in certain land banking transactions), incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The Credit Agreement also contains customary events of default which would permit the Administrative Agent to exercise remedies with respect to the collateral and declare loans made under the Term Loan Facility to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the Term Loans or other material indebtedness, the failure to satisfy covenants, the material inaccuracy of representations or warranties, cross default to other material indebtedness, a change of control, the failure of the documents granting security for the Term Loans to be in full force and effect, the failure of the liens on any material portion of the collateral securing the Term Loans to be valid and perfected and specified events of bankruptcy and insolvency.

Note Purchase Agreement

On July 29, 2016, the Company, K. Hovnanian and the other Guarantors entered into a Note Purchase Agreement (the “Note Purchase Agreement”), with the Investor, relating to a private placement of $75,000,000 aggregate principal amount of 10.000% Senior Secured Second Lien Notes due 2018 (the “New Second Lien Notes”), to be issued by K. Hovnanian and guaranteed by the Guarantors. The New Second Lien Notes and the guarantees thereof will be secured on a pari passu second lien basis with K. Hovnanian’s Existing Second Lien Notes by substantially all of the assets owned by K. Hovnanian and the Guarantors, subject to permitted liens and certain exceptions.

In connection with the issuance of the New Second Lien Notes, K. Hovnanian and the Guarantors will enter into an indenture with Wilmington Trust, National Association, as trustee and as collateral agent (the “New Second Lien Notes Indenture”). The New Second Lien Notes will bear interest, payable semi-annually, at 10.000% per annum and mature on October 15, 2018. The terms and covenants of the New Second Lien Notes Indenture are effective as of the date of the Note Purchase Agreement. However, the obligation of the Investor to purchase Notes on the closing date is subject to the satisfaction of certain terms and conditions precedent set forth in the Note Purchase Agreement, including requiring K. Hovnanian to use the net cash proceeds from the Term Loan Facility and the Second Lien Notes in excess of the aggregate amount of funds needed to consummate the Tender Offer and Consent Solicitation to repurchase or otherwise retire, discharge or defease K. Hovnanian’s debt securities with maturities in 2017 or, as agreed between the Investor and K. Hovnanian, its other indebtedness.

The New Second Lien Notes Indenture will contain restrictive covenants that limit among other things, and in each case subject to certain exceptions, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness (including a requirement that any new or refinancing indebtedness is scheduled to mature no earlier than January 15, 2021), pay dividends and make distributions on common and preferred stock, repurchase subordinated indebtedness and common and preferred stock, make other restricted payments, including investments, sell certain assets (including in certain land banking transactions), incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The New Second Lien Indenture will also contain customary events of default which would permit the holders of the New Second Lien Notes to declare those New Second Lien Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the New Second Lien Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the New Second Lien Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the New Second Lien Notes to be valid and perfected and specified events of bankruptcy and insolvency.

Exchange Agreement

Also on July 29, 2016, the Company, K. Hovnanian and the subsidiary guarantors named therein entered into an Exchange Agreement (the “Exchange Agreement”), with the Investor pursuant to which the Investor will exchange $75,000,000 aggregate principal amount of its Existing Second Lien Notes for $75,000,000 of K. Hovnanian’s newly issued 9.50% Senior Secured Notes due 2020 (the “Exchange Notes”). The Exchange Notes will be guaranteed by the Guarantors as well as K. Hovnanian JV Holdings, L.L.C. and its subsidiaries, except for certain joint ventures and joint venture holding companies (the “Secured Group” and, together with the Guarantors, the “Exchange Notes Guarantors” ). The Exchange Notes will be secured on a pari passu first lien basis with K. Hovnanian’s 2.0% Senior Secured Notes due 2021 and 5.0% Senior Secured Notes due 2021 by substantially all of the assets of the members of the Secured Group, subject to permitted liens and certain exceptions.

In connection with the issuance of the Exchange Notes, K. Hovnanian and the Exchange Notes Guarantors will enter into an indenture with Wilmington Trust, National Association, as trustee and as collateral agent (the “Exchange Notes Indenture”). The Exchange Notes will bear interest at 9.50% per annum, payable semi-annually, and mature on November 15, 2020. The terms and covenants of the Exchange Notes Indenture are effective as of the date of the Exchange Agreement. However, the obligations of the Investor to consummate the exchange on the closing date are subject to the satisfaction of certain terms and conditions precedent set forth in the Exchange Agreement, including the closing under the Credit Agreement and the issuance of the New Second Lien Notes.

The Exchange Notes Indenture will contain restrictive covenants that limit among other things, the ability of the Company and certain of its subsidiaries, including K. Hovnanian, to incur additional indebtedness (including a requirement that any new or refinancing indebtedness is scheduled to mature no earlier than January 15, 2021, to the extent no member of the Secured Group is an obligor thereon, or February 15, 2021, if otherwise), pay dividends and make distributions on common and preferred stock, repurchase common and preferred stock, make other restricted payments, including investments, sell certain assets, incur liens, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and enter into certain transactions with affiliates. The Exchange Notes Indenture will also contain customary events of default which would permit the holders of the Exchange Notes to declare those Exchange Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely payments on the Exchange Notes or other material indebtedness, the failure to satisfy covenants, the failure of the documents granting security for the Exchange Notes to be in full force and effect, the failure of the liens on any material portion of the collateral securing the Exchange Notes to be valid and perfected and specified events of bankruptcy and insolvency.

Cooperation

Pursuant to the terms of a Syndication Assistance Letter, dated July 29, 2016, among the Company, K. Hovnanian and the Investor (the “Syndication Assistance Letter”), the Note Purchase Agreement and the Exchange Agreement, the Company and K. Hovnanian have agreed, to the extent so requested by the Investor, to use reasonable best efforts to assist such Investor with the resale of the New Second Lien Notes and the Exchange Notes and the syndication of the Term Loans. The Company and K. Hovnanian have agreed to indemnify the Investor for certain expenses and liabilities, including under the Securities Act of 1933, as amended (the “Securities Act”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

In conjunction with the financing commitments, on July 29, 2016, the Company issued a press release announcing that K. Hovnanian has commenced a tender offer (the “Tender Offer”) to purchase for cash, and a solicitation of consents (the “Consent Solicitation”) to certain proposed amendments to the indenture with respect to, any and all of its 8.625% Senior Notes due 2017 (the “8.625% Notes”) on the terms and subject to the conditions set forth in an Offer to Purchase and Consent Solicitation Statement, dated July 29, 2016, and in the related Letter of Transmittal and Consent. A copy of the press release announcing the Tender Offer and Consent Solicitation and the financings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The New Second Lien Notes and the Exchange Notes have not been and will not be registered under the Securities Act or any state securities laws. The Second Lien Notes and the Exchange Notes may not be offered or sold within the United States or to U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This current report does not constitute an offer to sell or the solicitation of an offer to buy the Second Lien Notes, the Exchange Notes or any other securities of K. Hovnanian or the Company.

This current report is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the 8.625% Notes or any other securities of the Company, including the securities to be issued in the new financings. This report also is not a solicitation of consents to the proposed amendments to the indenture governing the 8.625% Notes. The Tender Offer and Consent Solicitation are being made solely on the terms and subject to the conditions set forth in the documents governing the Tender Offer and Consent Solicitation and the information in this report is qualified by reference to such documents.

All statements in this Form 8-K that are not historical facts should be considered as “Forward-Looking Statements.” Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (1) speak only as of the date they are made, (2) are not guarantees of future performance or results and (3) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of the sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against the Company and not resolved in the Company’s favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release, dated July 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Michael Discafani
Name:Michael Discafani
Title:Vice President, Corporate Counsel and Secretary

Date: July 29, 2016

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1	Press Release, dated July 29, 2016.